3072811.2 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Fourth Amendment”) is made as of this 28th day of April, 2022, by and among GRT OP, L.P., a Delaware limited partnership f/k/a Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and the Lenders under the Credit Agreement (as defined below) party hereto constituting the Revolving Lenders under the Credit Agreement. W I T N E S E T H: WHEREAS, Borrower, Agent, and the Lenders from time to time party thereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020 and that certain Third Amendment to Second Amended and Restated Credit Agreement dated July 14, 2021 (collectively, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement), wherein the Agent and the Lenders have agreed to provide certain financial accommodations to the Borrower; and WHEREAS, pursuant to the request of the Borrower, the Agent and the Lenders have agreed to amend certain terms of the Credit Agreement as provided in this Fourth Amendment. NOW, THEREFORE, for good and valuable consideration, it is hereby agreed as follows: 1. The Credit Agreement is hereby amended as follows: (a) Section 2.11(h) of the Credit Agreement is hereby deleted in its entirety and shall be replaced with the following: “In the event that the Revolving Loan Maturity Date is extended in accordance with the terms of Section 2.19, the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender an extension fee in connection with each such extension equal to 0.05% of the aggregate Revolving Commitments of the Revolving Lenders on the first effective day of each such extension.” (b) Section 2.19(a) of the Credit Agreement is hereby deleted in its entirety and shall be replaced with the following: “So long as no Event of Default or Default shall be in existence on the date on which notice is given in accordance with the following clause (i) and on the

-2- 3072811.2 Revolving Loan Maturity Date, Borrower may extend the Revolving Loan Maturity Date, first, to September 28, 2022, and following any such first extension, second, to December 28, 2022, and following any such second extension, third, to March 28, 2023, and following any such third extension, finally, to June 28, 2023, in each case upon satisfaction of the following: (i) delivery of a written request to Administrative Agent at least thirty (30) days, but no more than sixty (60) days, prior to the Revolving Loan Maturity Date then in effect; (ii) payment to Administrative Agent for the benefit of the Revolving Lenders of the extension fee set forth in Section 2.11(h), which fee shall be payable on or before the then applicable Revolving Loan Maturity Date; and (iii) payment by Borrower of all fees and expenses to Administrative Agent and the Lenders to the extent then due. Such extension shall be evidenced by delivery of written confirmation of the same by Administrative Agent to Borrower, but Administrative Agent’s failure to timely deliver the notice shall not affect Borrower’s right to extend so long as the conditions contained herein are satisfied.” 2. The Borrower represents and warrants to the Lenders that after giving effect to this Fourth Amendment (a) the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Credit Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default. 3. Borrower and each Guarantor represent and warrant as follows: (a) The execution, delivery and performance by the Borrower of this Fourth Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. (b) This Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms,

-3- 3072811.2 subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) The execution of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties. 4. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. For purposes of clarity, the final date to which the Revolving Loan Maturity Date may be extended taking into account the amendments set forth herein (i.e. June 28, 2023) has not changed from the final date to which the Revolving Loan Maturity Date was able to be extended prior to the effectiveness of the amendments set forth herein (i.e. June 28, 2023). All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Fourth Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended by this Fourth Amendment. It is intended that this Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York. 5. This Fourth Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. 6. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment. [Remainder of Page Intentionally Left Blank]

LENDER: CAPITAL ONE, NATIONAL ASSOCIATION By: \ Name: Title: Vice President [Signature Page to Fourth Amendment ta Second Amended and Resated Credit Agreement]

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement] LENDER: TRUIST BANK f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank By: _______________________________ Name: Ryan Almond Title: Director

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Terrance Alewine Title: Vice President [Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement] LENDER: U.S. BANK NATIONAL ASSOCIATION By: ___________________________ Name: Michael F. Diemer Title: Senior Vice President

LENDER: ASSOCIATED BANK, NATIONAL ASSOCIATION By: 77^2^., Name: Mitchell Title: Senior Vice President [Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement] LENDER: GOLDMAN SACHS BANK USA By: ___________________________ Name: Dan Martis Title: Authorized Signatory